EXHIBIT 99.1

II-VI Incorporated Reports Fiscal 2021 Second Quarter Results

  Record Quarterly Revenue of $786.6 million
  Record Backlog of $1.08 billion
  Record Cash from Operations of $221 million and Record Free Cash Flow $175.8 million1
  Quarterly GAAP Operating Income of $118.7 million and GAAP EPS of $0.73
  Quarterly Non-GAAP Operating Income of $173.0 million and Non-GAAP EPS of $1.08
  December 31, 2020 net debt leverage ratio of 0.9x, reduced from 1.3x at September 30, 20202

PITTSBURGH, Feb. 09, 2021 (GLOBE NEWSWIRE) -- II-VI Incorporated (Nasdaq:IIVI) ("II-VI," “We” or the "Company") today reported results for its fiscal 2021 second quarter ended December 31, 2020.

“This quarter’s record results are a prime example of the successful execution of our strategy. Our book to bill ratio was 1.17 for the quarter and was 1.12 on a rolling twelve-month basis. Our revenue growth in Q2 FY21 was 18% over Q2 FY20. We continued to gain share in 3D sensing, growing our revenue over 200% compared to last year and over 140% sequentially. We increased our volume shipments into multiple end customers and applications, in front facing as well as world facing configurations,” said Dr. Vincent D. (Chuck) Mattera, Jr.

Dr. Mattera continued, “We are well ahead of our plan to achieve our 3-year, $150M total synergy target from the Finisar acquisition.  Our run rate synergies already exceed $100M as a result of our integration work over the past 15 months. We are now on track to achieve our $150M total synergy target in 24 months, 12 months ahead of schedule, and we are now increasing our 3-year total synergy target to $200M. This work is contributing to our strengthening margins and strong cash flow. Our cash flow from operations in Q2 was an all-time record at $221 million and our net debt leverage ratio reduced to 0.9x. With all of our target markets strengthening, we look forward to the exciting opportunities ahead of us in the second half of the FY21 and beyond.”

_________________

1 Free cash flow of $175.8M is defined as cash flow from operations of $221.3M less capital expenditures of $45.5M for the three months ended December 31, 2020.
2 The net debt leverage ratio is calculated in accordance with the terms of the Credit Agreement.

Table 1
Financial Metrics
$ Millions, except per share amounts and %
(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2020	2020	2019	2020	2019

Revenues	$786.6	$728.1	$666.3	$1,514.6	$1,006.7

GAAP Gross Profit	$322.5	$286.6	$148.3	$609.0	$271.5
Non-GAAP Gross Profit (2)	$330.6	$288.4	$241.3	$618.9	$365.4

GAAP Operating Income (Loss) (1)	$118.7	$101.1	$(78.6)	$219.9	$(97.1)
Non-GAAP Operating Income (2)	$173.0	$138.9	$73.6	$311.9	$122.7

GAAP Net Earnings (Loss)	$87.9	$46.3	$(98.2)	$134.2	$(124.2)
Non-GAAP Net Earnings (2)	$131.2	$100.4	$37.2	$231.6	$73.0

GAAP Diluted Earnings (Loss) Per Share	$0.73	$0.38	$(1.08)	$1.12	$(1.58)
Non-GAAP Diluted Earnings Per Share (2)	$1.08	$0.84	$0.40	$1.94	$0.91

Other Selected Financial Metrics
GAAP Gross margin	41.0%	39.4%	22.3%	40.2%	27.0%
Non-GAAP gross margin (2)	42.0%	39.6%	36.2%	40.9%	36.3%
GAAP Operating margin	15.1%	13.9%	(11.8)%	14.5%	(9.6)%
Non-GAAP operating margin (2)	22.0%	19.1%	11.0%	20.6%	12.2%
GAAP Return on sales	11.2%	6.4%	(14.7)%	8.9%	(12.3)%
Non-GAAP return on sales (2)	16.7%	13.8%	5.6%	15.3%	7.3%

(1)	GAAP Operating income (loss) is defined as earnings (loss) before income taxes, interest expense and other expense or income, net.
(2)	All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, certain one-time transaction expenses, fair value measurement period adjustments, and restructuring and related items. See Table 4 for the Reconciliation of GAAP measures to non-GAAP measures.

Outlook

The outlook for the third fiscal quarter ending March 30, 2021 is revenue of $760 million to $780 million and earnings per diluted share on a non-GAAP basis of $0.81 to $0.91. This is at today’s exchange rate and today’s estimated tax impact of 19%. Both of these are subject to variability. For the non-GAAP earnings per share, we added back to the GAAP earnings pre-tax amounts of $21 million in amortization, $22 million in share-based compensation, and $2 million in transaction costs. Non-GAAP adjustments are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future.

Conference Call & Webcast Information

The Company will host a conference call at 9:00 a.m. Eastern Time on Tuesday, February 9, 2021 to discuss these results. Individuals wishing to participate in the webcast can access the event at the Company’s web site by visiting www.ii-vi.com or via https://tinyurl.com/II-VIEarningsCallQ2FY21. If you wish to participate in the conference call, please dial +1 (877) 316-5288 for calls from the U.S. and +1 (734) 385-4977 for calls from outside the U.S. To join the conference call, please enter ID# 2356795, then provide your name and company affiliation.

The conference call will be recorded, and a replay will be available to interested parties who are unable to attend the live call. This service will be available until 11:59 p.m. Eastern Time on Saturday, February 13, 2021, by dialing +1 (855) 859-2056 for calls from the U.S. and +1 (404) 537-3406 for calls from outside the U.S., and entering ID# 2356795.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in communications, materials processing, aerospace & defense, semiconductor capital equipment, life sciences, consumer electronics, and automotive markets. Headquartered in Saxonburg, Pennsylvania, the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information, please visit us at www.ii-vi.com.

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020; (iii) the purchasing patterns of customers and end-users; (iv) the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company’s ability to integrate recently acquired businesses and realize synergies, cost savings and opportunities for growth in connection therewith, together with the risks, costs and uncertainties associated with such acquisitions and integration efforts; (vii) the Company’s ability to devise and execute strategies to respond to market conditions; and/or (viii) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics and outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

Use of Non-GAAP Financial Measures

The Company has disclosed financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company's management uses these measurements as an aid in monitoring the Company's on-going financial performance. The non-GAAP net earnings, the non-GAAP earnings per share, the non-GAAP operating income, the non-GAAP gross profit, the non-GAAP internal research and development, the non-GAAP selling, general and administration, the non-GAAP interest and other (income) expense, and the non-GAAP income tax (benefit), measure earnings and operating income (loss), respectively, excluding non-recurring or unusual items that are considered by management to be outside the Company’s standard operation and excluding certain non-cash items. EBITDA is an adjusted non-GAAP financial measurement that is considered by management to be useful in measuring the profitability between companies within the industry by reflecting operating results of the Company excluding non-operating factors. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance whether (i) items excluded from the non-GAAP financial measures will occur in the future or (ii) there will be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statement of Earnings (Loss) (Unaudited)
($000 except per share data)

	Three Months Ended
	Dec 31,	Sept 30,	Dec 31,
	2020	2020	2019

Revenues	$786,569	$728,084	$666,331

Costs, Expenses & Other Expense (Income)
Cost of goods sold	464,103	441,520	517,991
Internal research and development	84,858	78,248	107,700
Selling, general and administrative	118,893	107,186	119,218
Interest expense	15,585	17,214	28,390
Other expense (income), net	(3,153)	24,339	487
Total Costs, Expenses, & Other Expense (Income)	680,286	668,507	773,786

Earnings (Loss) Before Income Taxes	106,283	59,577	(107,455)

Income Taxes	18,383	13,311	(9,242)

Net Earnings (Loss)	$87,900	$46,266	$(98,213)

Series A Mandatory Convertible Preferred Stock Dividends	6,900	6,440	—
Net Earnings (Loss) available to the Common Shareholders	81,000	39,826	(98,213)

Basic Earnings (Loss) Per Share	$0.78	$0.39	$(1.08)
Diluted Earnings (Loss) Per Share	$0.73	$0.38	$(1.08)

Average Shares Outstanding - Basic	104,092	102,809	90,886
Average Shares Outstanding - Diluted	115,053	105,247	90,886

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statement of Earnings (Loss) (Unaudited)
($000 except per share data)

	Six Months Ended
	December 31,	December 31,
	2020	2019

Revenues	$1,514,653	$1,006,740

Costs, Expenses & Other Expense (Income)
Cost of goods sold	905,623	735,260
Internal research and development	163,106	143,820
Selling, general and administrative	226,079	224,713
Interest expense	32,799	35,358
Other expense (income), net	21,186	5,566
Total Costs, Expenses, & Other Expense (Income)	1,348,793	1,144,717

Earnings (Loss) Before Income Taxes	165,860	(137,977)

Income Taxes	31,694	(13,766)

Net Earnings (Loss)	134,166	(124,211)

Series A Mandatory Convertible Preferred Stock Dividends	13,340	—
Net Earnings (Loss) available to the Common Shareholders	120,826	(124,211)

Basic Earnings (Loss) Per Share	$1.17	$(1.58)
Diluted Earnings (Loss) Per Share	$1.12	$(1.58)

Average Shares Outstanding - Basic	103,450	78,428
Average Shares Outstanding - Diluted	113,784	78,428

II-VI Incorporated and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)
($000)

	December 31,	June 30,
	2020	2020
Assets
Current Assets
Cash and cash equivalents	$834,540	$493,046
Accounts receivable	570,985	598,124
Inventories	656,993	619,810
Prepaid and refundable income taxes	12,122	12,279
Prepaid and other current assets	63,083	65,710
Total Current Assets	2,137,723	1,788,969
Property, plant & equipment, net	1,250,480	1,214,772
Goodwill	1,292,384	1,239,009
Other intangible assets, net	761,195	758,368
Deferred income taxes	34,061	22,938
Other assets	170,720	210,658
Total Assets	$5,646,563	$5,234,714

Liabilities and Shareholders’ Equity
Current Liabilities
Current portion of long-term debt	$62,050	$69,250
Accounts payable	250,740	268,773
Operating lease current liabilities	24,998	24,634
Accruals and other current liabilities	326,686	310,236
Total Current Liabilities	664,474	672,893
Long-term debt	1,408,790	2,186,092
Deferred income taxes	64,313	45,551
Operating lease liabilities	108,594	94,701
Other liabilities	163,579	158,674
Total Liabilities	2,409,750	3,157,911
Total Shareholders' Equity	3,236,813	2,076,803
Total Liabilities and Shareholders’ Equity	$5,646,563	$5,234,714

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Unaudited)
	Six Months Ended
	December 31,
	2020	2019
Cash Flows from Operating Activities
Net cash provided by operating activities	$355,699	$56,260

Cash Flows from Investing Activities
Additions to property, plant & equipment	(79,329)	(80,288)
Purchases of businesses, net of cash acquired	(34,431)	(1,036,609)
Other investing activities	—	(1,102)
Net cash used in investing activities	(113,760)	(1,117,999)

Cash Flows from Financing Activities
Proceeds from issuance of common shares	460,000	—
Proceeds from issuance of preferred shares	460,000	—
Proceeds from borrowings of Term A Facility	—	1,241,000
Proceeds from borrowings of Term B Facility	—	720,000
Proceeds from borrowings of Revolving Credit Facility	—	160,000
Proceeds from borrowings under prior Credit Facility	—	10,000
Payments on borrowings under prior Term Loan, Credit Facility and other loans	—	(176,596)
Payments on Finisar Notes	—	(560,112)
Payments on borrowings under Term A Facility	(31,025)	(15,513)
Payments on borrowings under Term B Facility	(714,600)	(1,800)
Payments on borrowings under Revolving Credit Facility	(74,000)	(66,000)
Debt issuance costs	—	(63,510)
Equity issuance costs	(36,092)	—
Proceeds from exercises of stock options and purchases of stock under employee stock purchase plan	22,355	3,077
Payments in satisfaction of employees' minimum tax obligations	(6,941)	(15,031)
Payment of dividends	(6,519)	—
Common stock repurchase	—	(1,626)
Other financing activities	(366)	(1,839)
Net cash provided by financing activities	72,812	1,232,050

Effect of exchange rate changes on cash and cash equivalents	26,743	1,657

Net increase in cash and cash equivalents	341,494	171,968

Cash and Cash Equivalents at Beginning of Period	493,046	204,872
Cash and Cash Equivalents at End of Period	$834,540	$376,840

Table 2
Segment Revenues, GAAP Operating Income (Loss) & Margins, and
Non-GAAP Operating Income (Loss) & Margins*
$ Millions, except %
(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2020	2020	2019	2020	2019
Revenues:
Photonic Solutions	$482.9	$497.7	$460.4	$980.6	$601.8
Compound Semiconductors	303.6	230.4	205.9	534.0	382.9
Unallocated and Other	—	—	—	—	22.1
Consolidated	$786.6	$728.1	$666.3	$1,514.6	$1,006.7

GAAP Operating Income (Loss):
Photonic Solutions	$48.5	$50.4	$(60.9)	$98.9	$(47.9)
Compound Semiconductors	70.3	50.7	(8.8)	121.0	17.7
Unallocated and Other	—	—	(8.8)	—	(66.8)
Consolidated	$118.7	$101.1	$(78.6)	$219.9	$(97.1)

Non-GAAP Operating Income (Loss):
Photonic Solutions	$84.1	$78.2	$63.5	$162.3	$81.6
Compound Semiconductors	88.9	60.7	10.1	149.6	41.3
Unallocated and Other	—	—	—	—	(0.2)
Consolidated	$173.0	$138.9	$73.6	$311.9	$122.7

GAAP Operating Margin:
Photonic Solutions	10.0%	10.1%	-13.2%	10.1%	-8.0%
Compound Semiconductors	23.2%	22.0%	-4.3%	22.7%	4.6%
Unallocated and Other	NA	NA	NA	NA	NA
Consolidated	15.1%	13.9%	-11.8%	14.5%	-9.6%

Non-GAAP Operating Margin:
Photonic Solutions	17.4%	15.7%	13.8%	16.5%	13.6%
Compound Semiconductors	29.3%	26.4%	4.9%	28.0%	10.8%
Unallocated and Other	NA	NA	NA	NA	NA
Consolidated	22.0%	19.1%	11.0%	20.6%	12.2%

Table 3
Reconciliation of Segment Non-GAAP Operating Income (Loss) to
GAAP Segment Operating Income (Loss)
$ Millions
(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2020	2020	2019	2020	2019
Non-GAAP Photonic Solutions Operating Income	$84.1	$78.2	$63.5	$162.3	$81.6
Measurement period adjustment on long-lived assets	—	—	(8.2)	—	(8.5)
Share-based compensation	(12.1)	(10.5)	(12.8)	(22.6)	(15.5)
Amortization of acquired intangibles	(17.3)	(17.3)	(29.2)	(34.6)	(31.3)
Fair value adjustment on acquired inventory	—	—	(74.2)	—	(74.2)
Transaction expenses related to acquisitions	(6.2)	—	—	(6.2)	—
Photonic Solutions GAAP Operating Income (Loss)	$48.5	$50.4	$(60.9)	$98.9	$(47.9)

Non-GAAP Compound Semiconductors Operating Income	$88.9	$60.7	$10.1	$149.6	$41.3
Share-based compensation	(16.0)	(5.0)	(6.5)	(21.0)	(9.2)
Amortization of acquired intangibles	(3.3)	(2.9)	(4.4)	(6.2)	(6.4)
Restructuring and related expenses	—	—	(1.6)	—	(1.6)
Transaction expenses related to acquisitions	0.7	(2.1)	—	(1.4)	—
Preliminary fair value adjustment on acquired inventory	—	—	(6.4)	—	(6.4)
Compound Semiconductors GAAP Operating Income (Loss)	$70.3	$50.7	$(8.8)	$121.0	$17.7

Non-GAAP Unallocated and Other Operating Income (Loss)	$—	$—	$—	$—	$(0.2)
Finisar results	—	—	—	—	1.9
Transaction expenses related to acquisitions	—	—	(8.0)	—	(13.6)
Severance and related - Share-based compensation	—	—	—	—	(10.7)
Severance and related - Other compensation	—	—	(0.8)	—	(8.3)
Amortization of acquired intangibles	—	—	—	—	(2.0)
Preliminary fair value adjustment on acquired inventory	—	—	—	—	(7.1)
One-time costs related to the Finisar acquisition	—	—	—	—	(26.8)
Unallocated and Other GAAP Operating Income (Loss)	$—	$—	$(8.8)	$—	$(66.8)

Total GAAP Operating Income (Loss)	$118.7	$101.1	$(78.6)	$219.9	$(97.1)

Non-GAAP Operating Income	$173.0	$138.9	$73.6	$311.9	$122.7

*Amounts may not recalculate due to rounding.

Table 4
Reconciliation of GAAP Measures to non-GAAP Measures
$ Millions
(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2020	2020	2019 (8)	2020	2019
Gross profit on GAAP basis	$322.5	$286.6	$148.3	$609.0	$271.5
Finisar results (1)	—	—	—	—	(6.5)
Share-based compensation	3.9	1.8	4.2	5.7	4.2
Fair value adjustment on acquired inventory(2)	—	—	80.6	—	87.7
Measurement period adjustment on long-lived assets (3)	—	—	8.2	—	8.5
Transaction expenses related to acquisitions	4.2			4.2
Gross profit on non-GAAP basis	$330.6	$288.4	$241.3	$618.9	$365.4

Internal research and development on GAAP basis	$84.9	$78.2	$107.7	$163.1	$143.8
Share-based compensation (4)	(5.4)	(2.6)	(5.3)	(8.0)	(5.9)
Internal research and development on non-GAAP basis	$79.5	$75.6	$102.4	$155.1	$137.9

Selling, general and administrative on GAAP basis	$118.9	$107.2	$119.2	$226.1	$224.7
Share-based compensation (4)	(18.8)	(11.1)	(9.8)	(29.9)	(14.6)
Transaction expenses related to acquisitions (3)	(1.3)	(2.1)	(8.0)	(3.4)	(40.4)
Severance, restructuring and related costs (5)	—	—	(2.4)	—	(20.6)
Amortization of acquired intangibles	(20.6)	(20.2)	(33.6)	(40.8)	(39.7)
Selling, general and administrative on non-GAAP basis	$78.2	$73.8	$65.4	$152.0	$109.4

Operating income (loss) on GAAP basis	$118.7	$101.1	$(78.6)	$219.9	$(97.1)
Finisar results (1)	—	—	—	—	(1.9)
Share-based compensation (4)	28.1	15.5	19.3	43.6	24.7
Fair value adjustment on acquired inventory (2)	—	—	80.6	—	87.7
Amortization of acquired intangibles	20.6	20.2	33.6	40.8	39.7
Measurement period adjustment on long-lived assets (3)	—	—	8.2	—	8.5
Severance, restructuring and related costs (5)	—	—	2.4	—	20.6
Transaction expenses related to acquisitions (6)	5.5	2.1	8.0	7.6	40.4
Operating income on non-GAAP basis	$173.0	$138.9	$73.5	$311.9	$122.6

Table 4
Reconciliation of GAAP Measures to non-GAAP Measures (Continued)
$ Millions
(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2020	2020	2019 (8)	2020	2019 (8)
Interest and other (income) expense, net on GAAP basis	$12.4	$41.5	$28.9	$54.0	$40.9
Finisar results (1)	—	—	—	—	0.3
Foreign currency exchange gains (losses), net	(7.5)	(4.7)	(3.4)	(12.2)	(4.6)
Additional interest expense related to Finisar acquisition (1)	—	—	—	—	(1.7)
Gain on investment	7.0	—	—	7.0	—
Debt extinguishment expense (5) (7)	—	(24.7)	—	(24.7)	(3.9)
Interest and other (income) expense, net on non-GAAP basis	$11.9	$12.1	$25.5	$24.1	$31.0

Income taxes (benefit) on GAAP basis	$18.4	$13.3	$(9.2)	$31.7	$(13.8)
Tax impact of non-GAAP measures(8)	11.4	13.1	13.4	24.5	23.9
Tax impact of fair value adjustments	—	—	6.7	—	9.0
Income taxes (benefit) on non-GAAP basis	$29.8	$26.4	$10.9	$56.2	$19.1

Net earnings (loss) on GAAP basis	$87.9	$46.3	$(98.2)	$134.2	$(124.2)
Finisar results (1)	—	—	—	—	(1.6)
Share-based compensation (4)	28.1	15.5	19.3	43.6	24.7
Fair value adjustment on acquired inventory (2)	—	—	80.6	—	87.7
Amortization of acquired intangibles	20.6	20.2	33.6	40.8	39.7
Measurement period adjustment on long-lived assets (3)	—	—	8.2	—	8.5
Transaction expenses related to acquisitions (6)	5.5	2.1	8.0	7.6	40.4
Severance, restructuring and related costs (5)	—	—	2.4	—	20.6
Foreign currency exchange (gains) losses, net	7.5	4.7	3.4	12.2	4.6
Additional interest expense related to Finisar acquisition	—	—	—	—	1.7
Gain on investment	(7.0)	—	—	(7.0)	—
Debt extinguishment expense (7)	—	24.7	—	24.7	3.9
Tax impact of non-GAAP measures and fair value adjustments(8)	(11.4)	(13.1)	(20.1)	(24.5)	(32.9)
Net earnings on non-GAAP basis	$131.2	$100.4	$37.2	$231.6	$73.0

Per share data:
Net earnings (loss) on GAAP basis
Basic Earnings (Loss) Per Share	$0.78	$0.39	$(1.08)	$1.17	$(1.58)
Diluted Earnings (Loss) Per Share	$0.73	$0.38	$(1.08)	$1.12	$(1.58)

Net earnings on non-GAAP basis
Basic Earnings Per Share	$1.19	$0.91	$0.41	$2.11	$0.93
Diluted Earnings Per Share	$1.08	$0.84	$0.40	$1.94	$0.91

*Amounts may not recalculate due to rounding.

(1)	“Finisar results” includes the consolidated Finisar operations for the period between the acquisition date of September 24, 2019 and September 30, 2019, which includes additional interest expense and debt extinguishment expense as a result of the acquisition financing. Finisar results have been consolidated into the Photonics Solutions and Compound Semiconductors segments in periods subsequent to the three months ended September 30, 2019.
(2)	The fair value adjustment represents the step up value adjustment of acquired inventory from the Finisar acquisition.
(3)	Represents the depreciation impact of measurement period adjustments to the fair value of long-lived assets acquired in the Finisar acquisition.
(4)	Total share-based compensation expense for the six months ended December 31, 2019 is $35.4 million, of which $10.7 million was incurred in relation to severance related expenses as described below in note 5.
(5)	In connection with the acquisition of Finisar, the Company recorded $19.0 million of compensation in the condensed consolidated statement of earnings (loss), of which $18.1 million was associated with Finisar’s executive severance and retention agreements. Included in this amount is $10.7 million of share-based compensation.
(6)	During fiscal year 2020, transaction costs primarily represent acquisition and integration costs related to the Finisar acquisition. During fiscal year 2021, transaction costs primarily represent acquisition and integration costs related to the Ascatron and Innovion acquisitions, as well as customer settlements from acquired liabilities of previous acquisitions.
(7)	The Company recorded debt extinguishment expense of $24.7 million in connection with the extinguishment of the Term B Loan Facility during the three months ended September 30, 2020.
(8)	The non-GAAP financial measures for the three and six months ended December 30, 2019 have been adjusted to conform to the current period presentation.

Table 5
Reconciliation of GAAP Net Income (Loss), EBITDA and Adjusted EBITDA
$ Millions
(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2020	2020	2019	2020	2019
Net earnings (loss) on GAAP basis	$87.9	$46.3	$(98.2)	$134.2	$(124.2)
Income taxes (benefit)	18.4	13.3	(9.2)	31.7	(13.8)
Depreciation and amortization	67.2	64.7	82.2	131.9	109.1
Interest expense	15.6	17.2	28.3	32.8	35.3
EBITDA (1)	$189.1	$141.5	$3.1	$330.6	$6.4
EBITDA margin	24.0%	19.4%	0.5%	21.8%	0.6%

Fair value adjustment on acquired inventory	—	—	80.6	—	87.7
Share-based compensation	28.1	15.5	19.3	43.6	24.7
Transaction expenses related to other acquisitions	5.5	2.1	8.0	7.6	40.4
Foreign currency exchange (gains) losses, net	7.5	4.7	3.4	12.2	4.6
Severance, restructuring and related costs	—	—	2.4	—	20.6
Debt extinguishment expense	—	24.7	—	24.7	3.9
Gain on investment	(7.0)	—	—	(7.0)	—
Adjusted EBITDA (2)	$223.1	$188.5	$116.8	$411.7	$188.3
Adjusted EBITDA margin	28.4%	25.9%	17.5%	27.2%	18.7%

*Amounts may not recalculate due to rounding.

(1)	EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.
(2)	Adjusted EBITDA excludes non-GAAP adjustments for share-based compensation, acquired intangibles amortization expense, certain one-time transaction expense, the impact of restructuring and related items, debt extinguishment charge and the impact of foreign currency exchange gains and losses.

Table 6
GAAP Earnings Per Share Calculation
$ Millions
(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2020	2020	2019	2020	2019
Numerator
Net earnings (loss)	$87.9	$46.3	$(98.2)	$134.2	$(124.2)
Series A Mandatory Convertible Preferred Stock dividends	(6.9)	(6.4)	—	(13.3)	—
Basic earnings available to common shareholders	$81.0	$39.8	$(98.2)	$120.8	$(124.2)

Effect of dilutive securities:
Add back interest on Convertible Senior Notes Due 2022	$3.1	$—	$—	$6.1	$—
Diluted earnings available to common shareholders	$84.1	$39.8	$(98.2)	$127.0	$(124.2)

Denominator
Weighted average shares	104.1	102.8	90.9	103.5	78.4
Effect of dilutive securities:
Common stock equivalents	3.6	2.4	—	3.0	—
0.25% Convertible Senior Notes due 2022	7.3	—	—	7.3	—
Diluted weighted average common shares	115.1	105.2	90.9	113.8	78.4

Basic earnings (loss) per common share	$0.78	$0.39	$(1.08)	$1.17	$(1.58)

Diluted earnings (loss) per common share	$0.73	$0.38	$(1.08)	$1.12	$(1.58)

*Amounts may not recalculate due to rounding.

Table 7
Non-GAAP Earnings Per Share Calculation
$ Millions
(Unaudited)	Three Months Ended			Six Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2020	2020	2019	2020	2019
Numerator
Net earnings on non-GAAP basis	$131.2	$100.4	$37.2	$231.6	$37.2
Series A Mandatory Convertible Preferred Stock dividends	(6.9)	(6.4)	—	(13.3)	—
Basic earnings available to common shareholders	$124.3	$94.0	$37.2	$218.3	$73.0

Effect of dilutive securities:
Add back interest on Convertible Senior Notes Due 2022	$3.1	$3.1	$—	$6.2	$—
Add back Series A preferred stock dividends	6.9	6.4	—	13.3	—
Diluted earnings available to common shareholders	$134.2	$103.5	$37.2	$237.7	$73.0

Denominator
Weighted average shares	104.1	102.8	90.9	103.5	78.4
Effect of dilutive securities:
Common stock equivalents	3.6	2.4	2.1	3.0	1.9
0.25% Convertible Senior Notes due 2022	7.3	7.3	—	7.3	—
Series A Mandatory Convertible Preferred Stock	8.9	10.4	—	8.9	—
Diluted weighted average common shares	124.0	123.0	93.0	122.7	80.3

Basic earnings (loss) per common share on non-GAAP basis	$1.19	$0.91	$0.41	$2.11	$0.93

Diluted earnings (loss) per common share on non-GAAP basis	$1.08	$0.84	$0.40	$1.94	$0.91

*Amounts may not recalculate due to rounding.

(1)	Non-GAAP earnings per share for the three and six months ended December 31, 2019 has been revised to include the tax impact from Finisar purchase accounting adjustments, and conform with current period presentation.

CONTACT:

Mary Jane Raymond
Treasurer and Chief Financial Officer

investor.relations@ii-vi.com
www.ii-vi.com/contact-us